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                                                                    EXHIBIT 10.1
                                                                    ------------

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                              ADOLOR CORPORATION
              Amended and Restated 1994 Equity Compensation Plan
================================================================================

           Adolor Corporation, a Delaware corporation, wishes to attract employees and consultants to the Company, to induce employees, Directors and consultants to remain with the Company, to encourage them to increase their efforts to make the Company's business more successful and to enhance stockholder value. In furtherance thereof, the Adolor Amended and Restated 1994 Equity Compensation Plan is designed to provide incentive and non-qualified stock options to employees, Directors and consultants of the Company.

1.   DEFINITIONS.
     -----------

           Whenever used herein and unless otherwise provided in the Optionee's Grant Letter, the following terms shall have the meanings set forth below:

           "Administrator" means the Board, or a committee, the members of which shall be appointed by the Board as described in Section 3.

           "Approved Sale" means the approval, prior to the consummation of a Public Offering, by the holders of at least 50% of the Common Stock (including voting and nonvoting shares voting as a single class) of (i) the merger or consolidation of the Company, (ii) the sale of all or substantially all of its assets or (iii) the sale of all or a majority of the outstanding capital stock or my other similar transaction.

           "Board" means the Board of Directors of the Company.

           "Cause" means the Optionee's (i) conviction for committing a felony under federal law or of the state in which such action occurred, (ii) dishonesty in the course of fulfilling his or her employment duties or (iii) willful and deliberate failure to perform his or her employment duties in any material respect, or such other events as shall be determined by the Administrator. The Administrator shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

           "Change of Control" means the happening of any of the following after the consummation of a Public Offering:

               (i) any Person, other than (a) the Company or any of its Subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company, or (e) an Optionee or any "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) which includes the Optionee), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Subsidiaries) representing more than 25% of either the then outstanding shares of
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Stock of the Company or the combined voting power of the Company's then outstanding securities;

               (ii) the individuals who serve on the Board as of the effective date hereof (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, any person who becomes a director subsequent to the effective date hereof, whose election or nomination for election was approved by a vote of at least a majority of the directors then constituting the Incumbent Board, shall for purposes of this clause (ii) be considered an Incumbent Director;

               (iii) the consummation of a merger or consolidation of the Company in which the stockholders of the Company immediately prior to such merger or consolidation, would not, immediately after the merger or consolidation, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the merger or consolidation (or of its ultimate parent corporation, if any); or

               (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportion as their ownership of the Company immediately prior to such sale.

           "Code" means the Internal Revenue Code of 1986, as amended.

           "Common Stock" means the Common Stock of the Company, par value $.01 per share, either currently existing or authorized hereafter.

           "Company" means Adolor Corporation, a Delaware corporation.

           "Director" means a member of the Board who is not an employee of the Company or its Subsidiaries.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "Exercise Price" means the exercise price per Share of an Option.

           "Fair Market Value" per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Administrator, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Administrator, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, or if the Administrator determines that the that the value as determined pursuant to Section (i) or (ii) above does not

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reflect fair market value, the Administrator shall determine fair market value after taking into account such factors that it deems appropriate.

           "Grant Letter" means a written agreement in a form approved by the Administrator to be entered into by the Company and the Optionee as provided in
Section 3.

           "Incentive Stock Option" means "incentive stock option" within the meaning of Section 422(b) of the Code.

           "Non-Qualified Option" means an Option which is not intended to be an "incentive stock option" within the meaning of Section 422(b) of the Code.

           "Option" means the right to purchase, at the price and for the term fixed by the Administrator in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Grant Letter, a number of Shares determined by the Administrator.

           "Optionee" means an employee or Director of or consultant to, the Company to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

           "Person" means any individual, partnership, corporation, company, limited liability company, association, trust, joint venture, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

           "Plan" means this Adolor Corporation Amended and Restated 1994 Equity Compensation Plan as amended from time to time.

           "Public Offering" means a successfully completed firm-commitment underwritten public offering (other than a Unit Offering, as hereinafter defined) pursuant to an effective registration statement under the Securities Act in respect to the offer and sale of shares of Common Stock for the account of the Company resulting in aggregate net proceeds to the Company and any stockholder selling shares of Common Stock in such offering of not less than $25 million.

           "Securities Act" means the Securities Act of 1933, as amended.

           "Shares" means shares of Common Stock of the Company.

           "Subsidiary" means any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424(f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Administrator, also be applicable to any company that is a "parent corporation" with respect to the Company under Section 424(e) of the Code.

           "Successor of the Optionee" means: (i) the legal representative of the estate of a deceased Optionee or the person, (ii) persons who shall acquire the right to exercise an Option by bequest or inheritance or other transfer or by reason of the death of the Optionee, (iii) if permitted by the Administrator in its sole discretion, any person who shall acquire the right to

                                      -3-
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exercise an Option pursuant to any other transfer of the Option either pursuant to Section 12 hereof or pursuant to Court Order or (iv) persons who shall acquire the right to exercise an Option on behalf of the Optionee as the result of a determination by a court or other governmental agency of the incapacity of the Optionee.

           "Termination of Service" means an Optionee's termination of employment or other service, as applicable, with the Company and its Subsidiaries. Cessation of service as an officer, employee, director or consultant shall not be treated as a Termination of Service if the Optionee continues without interruption to serve thereafter in a material manner in another one (or more) of such other capacities, as determined by the Administrator in its sole discretion.

           "Unit Offering" means an underwritten public offering of a combination of debt securities and Common Stock (or warrants or exchange rights to purchase Common Stock) of the Company in which not more than 15% of the gross proceeds received for the sale of such securities is attributed to Common Stock.

2.   EFFECTIVE DATE AND TERMINATION OF PLAN.
     --------------------------------------

           The effective date of the Plan is February___, 2000. The Plan shall terminate on, and no Option shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the stockholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3.   ADMINISTRATION OF PLAN.
     ----------------------

           (a) The Plan shall be administered by the Administrator, which shall be either the Board, or a Committee appointed by the Board, who shall, on behalf of the Board, have full responsibility and authority to administer the Plan. The Administrator shall, at such times as the Common Stock, or shares of such other stock that may be the subject of Options hereunder, are registered pursuant to
Section 12 of the Exchange Act, consist of at least two individuals each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought), qualify as "outside directors" for purposes of Section 162(m) of the Code and related Treasury regulations. The acts of a majority of the members present at any meeting of the Administrator at which a quorum is present, or acts approved in writing by a majority of the entire Administrator, shall be the acts of the Administrator for purposes of the Plan. If and to the extent applicable, no member of the Administrator may act as to matters under the Plan specifically relating to such member.

           (b) Subject to the provisions of the Plan, the Administrator shall in its discretion as reflected by the terms of the Grant Letters (i) authorize the granting of Incentive Stock Options and Non-Qualified Options to employees, Directors and consultants of the Company and its Subsidiaries; and (ii) determine the eligibility of an employee, Director or consultant to receive an Option subject to Section 4 hereof, (iii) specify whether such Option is an Incentive Stock Option or Non-Qualified Option and (iv) determine the number of Shares to be covered under any Grant Letter, considering the position an responsibilities of the employee,

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Director or consultant, the nature and value to the Company of the employee's,
Director's or consultant's present and potential contribution to the success of the Company whether directly or through a Subsidiaries and such other factors as the Administrator may deem relevant.

           (c) The Grant Letter shall contain such other terms, provisions and conditions not inconsistent herewith as determined by the Administrator. The Optionee shall take whatever additional actions and execute whatever additional documents the Administrator may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of the Plan and the Grant Letter.

4.   ELIGIBILITY.
     -----------

           Any employee, Director or consultant of the Company or a Subsidiary who is designated by the Administrator as eligible to participate in the Plan shall be eligible to receive an Option under the Plan.

5.   SHARES AND UNITS SUBJECT TO THE PLAN.
     ------------------------------------

           (a) Subject to adjustments as provided in Section 16, the total number of Shares subject to Options granted under the Plan, in the aggregate, may not exceed 14,750,000 Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been reserved for distribution in payment for Options but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Options under the Plan.

           (b) The certificates for Shares issued hereunder may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer hereunder or under the Grant Letter , or as the Administrator may otherwise deem appropriate.

           (c) In no event may any Optionee receive Options for more than 1,000,000 shares in any calendar year. The aggregate fair market value of the shares on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000.

6.   GRANT OF OPTION.
     ---------------

           Subject to the other terms of the Plan, the Administrator shall, in its discretion as reflected by the terms of the applicable Grant Letter: (i) determine and designate from time to time those eligible employees, Directors and consultants of the Company and its Subsidiaries to whom Options are to be granted and the number of Shares to be optioned to each employee and consultant (provided that Incentive Stock Options may only be granted to employees); (ii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (iii) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate.

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7.   OPTION PRICE.
     ------------

           Unless otherwise determined by the Administrator as reflected in the Grant Letter, the Exercise Price shall not be less than 100% (or 110% for Incentive Stock Options with respect to individuals described in Section 422(b)(6) of the Code (relating to 10% owners)) of the Fair Market Value of a Share on the day the Option is granted.

8.   TERM OF OPTIONS; VESTING AND EXERCISABILITY.
     -------------------------------------------

           (a) The Administrator shall establish the term of each Option, as set forth in the Grant Letter; provided that in no event shall any Option have a term greater than 10 years from the date of grant (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to 10% owners), the term of any Incentive Stock Option shall be no more than five years from the date of grant). Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the day after the last day of its term. The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Grant Letter.

           (b) Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall vest according to the vesting schedule which shall be determined in the sole and absolute discretion of the Administrator as set forth in the Grant Letter

           (c) The Grant Letter may, but need not, include a provision whereby the Optionee may elect at any time while still an employee of or a consultant to the Company to exercise a Non-Qualified Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Any Shares so purchased (i) shall vest in accordance with the vesting schedule otherwise applicable to the Option, (ii) shall be subject to a repurchase right in favor of the Company as provided in Section 9 below, and (iii) shall be subject to any other restriction the Company determines to be appropriate.

           (d) Notwithstanding the foregoing provisions of this Section 8, Options exercisable pursuant to the schedule set forth by the Administrator at the time of grant may be fully or more rapidly exercisable or vested, and Shares subject to such schedule may be fully or more rapidly vested, at any time in the discretion of the Administrator. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Grant Letter after the Optionee's death, may be exercised by the Successors of the Optionee.

9.   EXERCISABILITY UPON AND AFTER TERMINATION OF OPTIONEE.
     -----------------------------------------------------

     9.1.  Termination on Retirement, Disability, Death or without Cause.
           -------------------------------------------------------------

           Unless otherwise provided in the applicable Grant Letter, if an Optionee has a Termination of Service other than a Termination of Service due to death or for cause, the unexercised and vested portion of such Optionee's Option will remain exercisable by the Optionee, the Optionee's estate, the persons who acquired the right to exercise the Option by bequest or inheritance, as applicable, for a period of 90 days following such Termination of

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Service, but in no event later than the last day of the term of the Option. Such portion of the Option shall terminate to the extent not exercised within such period. Unless otherwise provided in the Grant Letter, upon such a Termination of Service, any unvested portion of an Option will terminate and will be forfeited, and any Shares purchased pursuant to Section 8(c) above which are unvested at the time of such Termination of Service shall be subject to a repurchase right in favor of the Company for a price equal to the lesser of (x) the Exercise Price of the Shares or (y) the Fair Market Value of such Shares on the date of repurchase, which right must be exercised by the Company within 90 days of such Termination of Service; provided that if the Company does not exercise such right within such 90-day period, the Optionee shall become fully and immediately vested in such Shares.

     9.2.  Termination for Cause.
           ---------------------

           If an Optionee has a Termination of Service on account of a termination for Cause, any Option held by the Optionee will immediately expire on the date of such Termination of Service, and the Company has the right (but not the obligation to) repurchase any unvested or vested Shares held by the Optionee for a price equal to the lesser of (x) the Option Price of the Shares or (y) the Fair Market Value of the Shares on the date of repurchase; provided such right must be exercised within six months of the applicable Termination of Service, and provided, further, that if the Company does not exercise such right within such six-month period, the Optionee shall become fully and immediately vested in such Shares.

     9.3.  Termination due to Optionee's Death.
           -----------------------------------

           Unless otherwise provided in the applicable Grant Letter, if an Optionee has a Termination of Service due to the Optionee's death or if the Optionee dies within the 90-day period following any Termination of Service other than a Termination for Cause, the unexercised and vested portion of such Optionee's Option will remain exercisable by the Optionee's estate or the persons who acquired the right to exercise the Option by bequest or inheritance, as applicable, until one year from the date of death but in no event later than the last day of the term of the Option. Such portion of the Option shall terminate to the extent not exercised within such period. Unless otherwise provided in the Grant Letter , upon such Termination of Service, any unvested portion of an Option will terminate and will be forfeited, and any Shares purchased pursuant to Section 8(c) above which are unvested at the time of such Termination of Service shall be subject to a repurchase right in favor of the Company for a price equal to the lesser of (x) the Exercise Price of the Shares or (y) the Fair Market Value of such Shares on the date of repurchase, which right must be exercised by the Company within 90 days of such Termination of Service; provided that if the Company does not exercise such right within such 90-day period, the Optionee shall become fully and immediately vested in such Shares.

     9.4.  In General.
           ----------

           Except as may otherwise be expressly set forth in Section 8 or this
Section 9 or as may otherwise be expressly provided under the Grant Letter, no provision of this Section 9 is intended to or shall permit the exercise of the Option to the extent the Option was not exercisable upon the Termination of Service.

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10.  EXERCISE OF OPTIONS; PAYMENT.
     ----------------------------

     10.1. Notice of Exercise.
           ------------------

           (a) Subject to vesting and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Exercise Price made, by an Optionee only by written notice (in the form prescribed by the Administrator) to the Company specifying the number of Shares to be purchased.

           (b) Without limiting the scope of the Administrator's discretion hereunder, the Administrator may impose such other restrictions on the exercise of Incentive Stock Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

           (c) If Shares acquired upon the exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax withholding obligation, shall pay to the company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

     10.2. Form of Payment.
           ---------------

           (a) The aggregate Exercise Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

               (i)   cash or a certified or bank cashier's check;

               (ii) the proceeds of a Company loan program or third party sale program or a note acceptable to the Administrator given as consideration under such a program, in each case if permitted by the Administrator in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

               (iii) if approved by the Administrator in its discretion Shares of previously owned Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

               (iv) if approved by the Administrator of its discretion, by delivery of an assignment satisfactory in form and substance to the Company of a sufficient amount of the proceeds from the sale of Shares to be acquired pursuant to such exercise and an instruction to the broker or selling agent to pay that amount to the Company; or

               (v) by a combination of such methods of payment or any other method acceptable to the Administrator in its discretion.

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           (b) Except in the case of Options exercised by certified or bank cashier's check, the Administrator may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional Shares resulting from an Optionee's election that is accepted by the Company shall be paid in cash.

11.  EXERCISE BY SUCCESSORS.
     ----------------------

           An Option may be exercised, and payment in full of the aggregate Exercise Price made, by the Successors of the Optionee only by written notice (in the form prescribed by the Administrator) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Administrator, if and as applicable.

12.  NONTRANSFERABILITY OF OPTION.
     ----------------------------

           Each Option granted under the Plan shall by its terms be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Administrator may (but need not) permit other transfers of Non-Qualified Options where the Administrator concludes that such transferability does not result in accelerated U.S. federal income taxation and is otherwise appropriate and desirable.

13.  TAX WITHHOLDING.
     ---------------

     13.1. In General.
           ----------

           The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Administrator to be required by law. Without limiting the generality of the foregoing, the Administrator may, in its discretion, require an Optionee to pay to the Company at such time as the Administrator determines the amount that the Administrator deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of the exercise of any Option.

     13.2. Share Withholding.
           -----------------

           Upon the exercise of an Option, the Optionee may, if approved by the Administrator in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Administrator permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes.

     13.3. Withholding Required.
           --------------------

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           Notwithstanding anything contained in the Plan to the contrary, the
Optionee's satisfaction of any tax-withholding requirements imposed by the Administrator shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Optionee and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option shall be forfeited upon the failure of the Optionee to satisfy such requirements with respect to the exercise of the Option.

14.  REGULATIONS AND APPROVALS
     -------------------------

           (a) The obligation of the Company to sell Shares with respect to an Option granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator.

           (b) The Administrator may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Option.

           (c) Each grant of Options is subject to the requirement that, if at any time the Administrator determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options no payment shall be made in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Administrator.

           (d) In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Administrator may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

15.  INTERPRETATION AND AMENDMENTS, OTHER RULES.
     ------------------------------------------

     15.1. The Administrator may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Administrator may (i) determine the extent, if any, to which Options shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Grant Letters hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Administrator's interpretation shall not be entitled to deference on and after a Change of Control except to the extent that such interpretations are made exclusively by members of the Administrator who are individuals who served as Administrator members before the Change of Control; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. Unless otherwise expressly provided hereunder, the Administrator, with respect to any grant, may exercise its discretion hereunder at the time of the grant or thereafter. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Administrator, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect an Optionee with respect to an Option previously granted unless such amendments are required in order to comply with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained.

     15.2. Right of Repurchase. Without limiting the Company's right of
           -------------------
repurchase upon (i) a Termination of Service, (ii) upon a Change in Control, or
(iii) prior to an Approved Sale (or upon the consummation of an Approved Sale) or a Public Offering, the Company reserves the right (but not the obligation) to repurchase any vested Shares for a price equal to the Fair Market Value of the Shares on the date of such repurchase.

16.  CHANGES IN CAPITAL STRUCTURE; CHANGE OF CONTROL.
     -----------------------------------------------

     16.1. Changes in Capital Structure.
           ----------------------------

           (a) If (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Administrator necessitates action by way of adjusting the terms of the outstanding Options, then (x) the maximum aggregate number of Shares which may be made subject to Options under the Plan shall be appropriately adjusted by the Administrator; and (y) the Administrator shall take any such action as in its judgment shall be necessary to preserve the Optionees' rights in their respective Options substantially proportionate to the rights existing in such Options prior to such event, including, without limitation, adjustments in (A) the number of Options granted, (B) the number and kind of shares or other property to be distributed in respect of Options, and
(C) the Exercise Price.

     16.2. Change of Control or Approved Sale.
           ----------------------------------

           (a) Upon a Change of Control or an Approved Sale unless otherwise provided in an Optionee's Grant Letter, the vesting and exercisability of all Options that are outstanding and unexercised as of such Change of Control, to the extent unvested, and any unvested shares held by the Optionee shall be accelerated such that all outstanding Options are fully vested and exercisable and all Shares held by the Optionee are fully vested, and, if the Company does not survive such Change of Control or an Approved Sale, the Company shall, if the Company does not cash-out all outstanding options, require the successor corporation to the Company to assume all outstanding Options and to substitute such Options with awards involving the common stock of such successor corporation on terms and conditions necessary to preserve the rights of Optionees with respect to such Options. Upon a Change of Control or an Approved Sale, the Administrator, in its sole discretion, may require the Company to cancel all outstanding vested Options (including those Options vested upon a Change of Control or an Approved Sale) in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the unexercised portion of the Option as of the date of the Change of Control or Approved Sale over the Option Price of such portion. Notwithstanding anything in the Plan to the contrary, in the event of an Approved Sale or a Change of Control, the Administrator shall not have the right to take any actions described in the Plan (including without limitation actions described in this Section 16.2) that would make the Approved Sale or Change of Control ineligible for pooling of interests accounting treatment or that would make the Approved Sale or Change of Control ineligible for desired tax treatment if, in the absence of such right, the transaction would qualify for such treatment and the Company intends to use such treatment with respect to the transaction, in which case the Administrator and the Company shall be required to take the action described in the first sentence of this Section 16.2.

     16.3. Administrator Authority. The judgment of the Administrator with
           -----------------------
respect to any matter referred to in this Section 16 shall be conclusive and binding upon each Optionee without the need for any amendment to the Plan.

17.  MISCELLANEOUS.
     -------------

     17.1. No Rights to Employment or Other Service.
           ----------------------------------------

           Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its stockholders to terminate the individual's employment or other service at any time.

     17.2. No Fiduciary Relationship.
           -------------------------

           Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its Subsidiaries, or their officers or the Administrator, on the one hand, and the Optionee, the Company, its Subsidiaries or any other person or entity, on the other.

     17.3. Notices.
           -------

           All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Optionee, shall be delivered personally, sent by facsimile transmission or mailed to the Optionee at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 17.3.

     17.4. Exculpation and Indemnification.
           -------------------------------

           The Company shall indemnify and hold harmless the members of the Board and the members of the Administrator, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

     17.5. Captions.
           --------

           The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

     17.6. Governing Law.
           -------------

           THE PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.

           IN WITNESS WHEREOF, on behalf of Adolor Corporation and pursuant to the direction of the Board, the undersigned hereby adopts the Plan as set forth herein.

                                             Adolor Corporation
                                             ------------------

                                             By: _______________________________

                                             Title: ____________________________